SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION 14(a)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

                               Filed by the Registrant                  / X /
                       Filed by a party other than the Registrant       /   /

Check the appropriate box:

/ X /  Preliminary Proxy Statement
/   /  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e) (2))
/   /  Definitive Proxy Statement
/   /  Definitive Additional Materials
/   /  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                    PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
                   (Name of Registrant as Specified In Its Charter)
                       (Name of Person(s) Filing Proxy Statement,
                               if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
/ X / No fee required
/   / Fee computed on table below per Exchange Act Rule 14a 6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/   / Fee paid previously with preliminary materials.
/   / Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:




Important information for shareholders in:

PUTNAM CONVERTIBLE OPPORTUNITIES
AND INCOME TRUST

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 5.

We urge you to spend a couple of minutes with the proxy statement, and either fill out your proxy card and return it to us via the mail, or record your voting instructions via the Internet. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

[SCALE LOGO OMITTED]


Table of contents

A Message from the Chairman                                   1
Notice of Shareholder Meeting                                 3
Trustees' Recommendations                                     5


PROXY CARD ENCLOSED


If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.



A Message from the Chairman

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL]

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by either filling out and signing the enclosed proxy card or by voting via the Internet.

We are asking for your vote on the following proposals: (1) fixing the number of Trustees and electing your fund's Trustees; and (2) Amending the fund's investment objective and policies to change its investment objective to a primary objective of high current income with a secondary objective of capital appreciation and to eliminate the requirement that the fund invest at least 25% but not more than 75% of its assets in each of the convertible and non-convertible fixed income sectors. If the change is approved, the fund would adopt a new policy of requiring 80% of the fund's net assets to be in convertible and non-convertible fixed income securities rated below investment grade without fixing any requirement as to allocation between the two sectors. This amendment is designed to increase the potential for income and to provide the fund with greater flexibility when Putnam views the convertible market as unattractive. The fund would also change its name to Putnam High Income Opportunities Trust.

We realize that most shareholders will not be able to attend the Fund's meeting. However, we do need every shareholders' vote. We urge you to record your voting instructions on the Internet or complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter. If you have questions about the proposals, contact your financial advisor or call a Putnam customer service representative at 1-800-225-1581.

Sincerely yours,

/s/John A. Hill

John A. Hill, Chairman



PUTNAM CONVERTIBLE OPPORTUNITIES
AND INCOME TRUST

Notice of Annual Meeting of Shareholders

* This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam Convertible Opportunities and Income Trust:

The Annual Meeting of Shareholders of your fund will be held on August 15, 2002 at 11:00 a.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. Fixing the number of Trustees and electing Class A Nominees; and

2. Amending the fund's investment objective and policies to change its investment objective to a primary objective of high current income with a secondary objective of capital appreciation and to eliminate the requirement that the fund invest at least 25% but not more than 75% of its assets in each of the convertible and non-convertible fixed income sectors.

By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin, III
Robert E. Patterson
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via the internet so you will be represented at the meeting.

June 7, 2002



Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous page. Much of the information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581 or call your financial advisor.

* Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam Convertible Opportunities and Income Trust for use at the Annual Meeting of Shareholders of the fund to be held on August 15, 2002, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous pages). The Notice of Annual Meeting, the proxy and the Proxy Statement are being mailed on or about June 10, 2002.

* How do your fund's Trustees recommend that shareholders vote on the proposals?

The Trustees recommend that you vote

1. For fixing the number of Trustees as proposed and the election Class A nominees; and

2. For amending the fund's investment objective and policies to change its investment objective to a primary objective of high current income with a secondary objective of capital appreciation and to eliminate the requirement that the fund invest at least 25% but not more than 75% of its assets in each of the convertible and non-convertible fixed income sectors.

* Who is eligible to vote?

Shareholders of record at the close of business on May 17, 2002 are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.



The Proposals

I. Election of Trustees

* Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of your fund makes recommendations concerning the Trustees of that fund. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management").

The Trustees of your fund are classified into three classes of Trustees:
Class A, Class B and Class C. Only Class A Trustees of the fund, whose current terms are expiring, are being nominated for election, as described below. The nominees for Class A Trustees are Jameson Baxter, Charles Curtis, Paul Joskow, and Lawrence Lasser, and each nominee's background is described below. Each Class A Trustee is also a Trustee of each of the other Putnam funds.

The Board Policy and Nominating Committee of the Trustees of your fund recommends that the number of Trustees be fixed at thirteen and that you vote for the election of each of the Class A nominees. The four nominees for election of Class A Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected as Trustees of your fund.

The nominees for Trustees and their backgrounds are shown in the table below. The table discloses each nominee's name, date of birth, principal occupation(s) during the past 5 years, and other information about the nominee's professional background, including other directorships the nominee holds. Each nominee currently serves as a Trustee. Each Trustee oversees all of the Putnam funds and serves for an indefinite term until his or her resignation, death or removal. The address of all of the Trustees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2001, there were 123 Putnam funds.

Jameson A. Baxter (9/6/43)
Trustee since 1994; Class A Trustee
-------------------------------------------
[GRAPHIC OMITTED: PHOTO OF JAMESON A. BAXTER]

Ms. Baxter is the President of Baxter Associates, Inc., a management consulting and private investment firm that she founded in 1986.

Ms. Baxter also serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Intermatic Corporation (manufacturer of energy control products) and Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Ms. Baxter has also held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, Inc. and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40)
Trustee since 2001; Class A Trustee
-------------------------------------------
[GRAPHIC OMITTED: PHOTO OF CHARLES B. CURTIS]

Mr. Curtis is President and Chief Operating Officer, Nuclear Threat Initiative, a private foundation dedicated to reducing the threat of weapons of mass destruction. Mr. Curtis also serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a Member of the Council on Foreign Relations, the Electric Power Research Institute Advisory Council, the University of Chicago Board of Governors for Argonne National Laboratory, and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. He has over fifteen years of law practice experience and eighteen years in government service. Until 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute, and until the 2001, he was a Member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (provider of technical services to the Department of Defense and the Department of Energy). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. Mr. Curtis holds B.S. and B.A. degrees from the University of Massachusetts at Amherst and a J.D. from Boston University School of Law.

John A. Hill (1/31/42)
Trustee since 1985 and Chairman since 2000
Class B Trustee
-------------------------------------------
[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL]

Mr. Hill is Vice-Chairman and Managing Director, First Reserve
Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Mr. Hill is also a Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College and various private companies controlled by First Reserve Corporation. He is also a Trustee of TH Lee, Putnam Investment Trust, a closed-end investment company. Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.

Ronald J. Jackson (12/17/43)
Trustee since 1996; Class B Trustee
-------------------------------------------
[GRAPHIC OMITTED: PHOTO OF RONALD J. JACKSON]

Mr. Jackson is a private investor.

Mr. Jackson is former Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer from which he retired in 1993. He also previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, and of Kenner Parker Toys, Inc., a major toy and game manufacturer. He has also held financial and marketing positions with such companies as General Mills, Inc., Parker Brothers, a toy and game company, and Talbots, a distributor of women's apparel, where he served as President of the company. Mr. Jackson currently serves as President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). He is a member of the Board of Overseers of WGBH (public television and radio) and the Peabody Essex Museum. Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47)
Trustee since 1997; Class A Trustee
-------------------------------------------
[GRAPHIC OMITTED: PHOTO OF PAUL L. JOSKOW]

Dr. Joskow is Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Group, a UK based holding company with interests in electric power and telecommunications networks and the Whitehead Institute for Biomedical Research, a non-profit research institution. He has been President of the Yale University Council since 1993. Prior to February 2002, March 2000 and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company, an automobile insurance company, a Director of New England Electric System, a public utility holding company, and a consultant to National Economic Research Associates, respectively. He has published five books and numerous articles on topics in industrial organization, government regulation of industry and competition policy and is active on industry restructuring, environmental, energy, competition, and privatization policies, serving as an advisor to governments and corporations worldwide. Dr. Joskow is a graduate of Cornell University and Yale University, and is a Fellow of the Econometric Society and the American Academy of Arts and Sciences.

Elizabeth T. Kennan (2/25/38)
Trustee since 1992; Class B Trustee
-------------------------------------------
[GRAPHIC OMITTED: PHOTO OF ELIZABETH T. KENNAN]

Dr. Kennan is President Emeritus of Mount Holyoke College and serves on the boards of various organizations.

Dr. Kennan serves as the Chairman of Cambus-Kenneth Bloodstock, a limited liability company involved in thoroughbred horse breeding and farming, and as a Director of both Northeast Utilities and Talbots, a distributor of women's apparel. She also serves as a Trustee of Centre College. Until 1995 she was a Trustee of the University of Notre Dame, and until 2001 she was a Member of the Oversight Committee of the Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic and Kentucky Home Life Insurance, respectively. For twelve years, Dr. Kennan was on the faculty of Catholic University, where she taught history and published numerous articles, and directed the post-doctoral program in Patristic and Medieval Studies. Active in various educational and civic associations, she is a graduate of Mount Holyoke College, the University of Washington, and St. Hilda's College, Oxford University. She holds several honorary doctorates.

John H. Mullin, III (6/15/41)
Trustee since 1997; Class C Trustee
-------------------------------------------
[GRAPHIC OMITTED: PHOTO OF JOHN H. MULLIN, III]

Mr. Mullin is the Chairman and CEO of Ridgeway Farm, a limited liability company engaged in timber and farming.

Mr. Mullin is a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a company engaged in the broadcasting industry) and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Prior to October 1997, January 1998 and May 2001, he was a Director of Dillon, Read and Co. Inc., The Ryland Group, Inc. and Graphic Packaging International Corp., respectively. Mr. Mullin is a Trustee Emeritus of Washington & Lee University where he served as Chairman of the Investment Committee. He is a graduate of Washington & Lee University and The Wharton Graduate School at the University of Pennsylvania.

Robert E. Patterson (3/15/45)
Trustee since 1984; Class B Trustee
-------------------------------------------
[GRAPHIC OMITTED: PHOTO OF ROBERT E. PATTERSON]

Mr. Patterson is Senior Partner of Cabot Properties, LLP and Chairman of Cabot Properties, Inc. Prior to December 2001, he served as President and Trustee of Cabot Industrial Trust, a publicly traded real estate investment trust.

Mr. Patterson is Chairman of the Joslin Diabetes Center, a Trustee of SEA Education Association and a Director of Brandywine Trust Company. Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment advisor that managed real estate investments for institutional investors. Prior to 1990, he was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies, a real estate management, investment and development firm. He also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42)
Trustee since 1997; Class C Trustee
-------------------------------------------
[GRAPHIC OMITTED: PHOTO OF W. THOMAS STEPHENS]

Mr. Stephens is a director of various corporations. Until 1999, he was the President and Chief Executive Officer of MacMillan Bloedel Limited, a forest products and building materials company.

Mr. Stephens is a Director of Mail-Well, a printing and envelope company, Qwest Communications, Xcel Energy Incorporated, a public utility company, TransCanada Pipelines and Norske Skog Canada, Inc., a paper manufacturer. Mr. Stephens retired as Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation in 1996 and as Chairman of Mail-Well in 2001. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33)
Trustee since 1992; Class C Trustee
-------------------------------------------
[GRAPHIC OMITTED: PHOTO OF W. NICHOLAS THORNDIKE]

Mr. Thorndike is a Director of various corporations and charitable organizations, including Courier Corporation, a book binding and printing company, and The Providence Journal Co., a newspaper publisher.

Mr. Thorndike is a Trustee of Northeastern University and an Honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. He has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment advisor that manages mutual funds and institutional assets, as a Trustee of the Wellington Group of Funds (currently The Vanguard Group) and as the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.



* Interested trustees

Lawrence J. Lasser* (11/1/42)
Trustee since 1992 and Vice President since 1981
Class A Trustee
-------------------------------------------
[GRAPHIC OMITTED: PHOTO OF LAWRENCE J. LASSER]

Mr. Lasser is the President and Chief Executive Officer of Putnam
Investments, LLC and Putnam Investment Management, LLC. He has been President and Chief Executive Officer since 1985, having begun his career there in 1969.

Mr. Lasser is a Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. He also serves as a Member of the Board of Governors of the Investment Company Institute, as a Trustee of the Museum of Fine Arts, Boston, and as a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston. He is a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations and the Commercial Club of Boston. Mr. Lasser is a graduate of Antioch College and Harvard Business School.

George Putnam III* (8/10/51)
Trustee since 1984 and President since 2000
Class B Trustee
-------------------------------------------
[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM III]

Mr. Putnam is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and of New Generation Advisers, Inc., a registered investment adviser that provides advice to private funds specializing in investments in such companies. He founded New Generation in 1985.

Mr. Putnam is a Director of The Boston Family Office, L.L.C., a registered investment advisor, a Trustee of the SEA Education Association, and a Trustee of St. Mark's School and Shore Country Day School. Mr. Putnam also worked as an attorney with the law firm of Dechert Price & Rhoads. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34)
Trustee since 1986; Class C Trustee
-------------------------------------------
[GRAPHIC OMITTED: PHOTO OF A.J.C. SMITH]

Mr. Smith is a Director of Marsh & McLennan Companies, Inc. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan.

Mr. Smith is a Director of Trident Corp., a limited partnership with over thirty institutional investors, and a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. He was educated in Scotland. Mr. Smith is a Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries and the Conference of Actuaries, an Associate of the Society of Actuaries, and a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.

----------------------------------------------------------------------
* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your Fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments, LLC and Putnam Management. Mr. Lasser and Mr. Smith also serve as Directors of Marsh & McLennan Companies, Inc.

  The balance of  the nominees are not "interested persons."



As mentioned above, only the Class A Trustees of your fund are being nominated for election. The other Trustees of the fund will continue to serve under their current terms. The terms for the Class B Trustees will expire at the fund's 2003 annual meeting and the terms of the Class C Trustees will expire at the fund's 2004 annual meeting. Each of the fund's Class A Trustees was elected by shareholders in October 1999, other than Mr. Curtis who was elected by the Board of Trustees effective July 1, 2001. Each of the fund's Class B Trustees was elected by shareholders in October 2000. Each of the fund's Class C Trustees was elected by shareholders in October 2001.

The four nominees who receive the greatest number of votes will be elected Class A Trustees of the fund. Each Class A Trustee will be elected to a three year term expiring at the fund's 2005 meeting of shareholders. Each Trustee serves until the expiration of his or her term and until his or her successor is elected and qualified. Each of the nominees has agreed to serve as a Class A Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at less than 13 for your fund.



* What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors, counsel and other experts as appropriate, selected by and responsible to the Trustees.

Your fund's Trustees have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Pricing Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund's independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairman of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Audit and Pricing Committee of your fund include only Trustees who are not "interested persons" of the fund or Putnam Management. Each member of the Audit and Pricing Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Trustees have adopted a written charter for the Audit and Pricing Committee. The Committee currently consists of Messrs. Stephens (Chairperson) and Thorndike, and Drs. Kennan and Joskow.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. The Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the fund's shareholders. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin, Patterson and Thorndike. The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the fund's proxy statement and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the funds' activities involving derivative securities, and reviews and evaluates matters relating to the funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson), Curtis, Mullin, Thorndike, Ms. Baxter and Dr. Kennan.

Communication, Service and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds. The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, the Committee oversees marketing and sales communications of the funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Smith, Stephens, Thorndike and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds,
(ii) the expenditure of the funds' assets for distribution purposes pursuant to the Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements that it deems appropriate. The Committee also reviews the conversion of Class B shares into Class A shares of the open-end funds in accordance with procedures approved by the Trustees. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new Fund products, and proposed structural changes to existing funds. Its oversight of the closed-end funds includes (i) investment performance,
(ii) trading activity, (iii) determinations with respect to sunroof provisions, (iv) disclosure practices, and (v) the use of leverage. The Committee is comprised exclusively of independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson) and Messrs. Curtis, Jackson, Mullin and Patterson.

Distributions Committee. This Committee oversees all Fund distributions and approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. The Committee also meets regularly with representatives of Putnam Investments to review distribution levels and the funds' distribution policies. The Committee currently consists of Messrs. Patterson (Chairperson), Jackson, Thorndike and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to insure coordination of all efforts between the Trustees and Putnam Investments on behalf of the shareholders of the Putnam funds. The Committee currently consists of Ms. Baxter and Messrs. Hill (Chairman), Jackson, Putnam, Stephens and Thorndike.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Messrs. Curtis (Chairperson), Hill, and Lasser and Dr. Kennan. Investment Oversight Committee B currently consists of Dr. Joskow (Chairperson), Ms. Baxter and Mr. Putnam. Investment Committee C currently consists of Messrs. Mullin (Chairperson), Jackson and Smith. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson), Stephens and Thorndike.

The Investment Company Act of 1940 requires that your fund have a minimum proportion of trustees who are not affiliated in any way with your fund's investment manager, principal underwriter from time to time or any broker-dealer. These independent trustees must vote separately to approve all financial arrangements and other agreements with your fund's investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. The Trustees of your fund believe that independent trustees should represent at least two-thirds of the members of the board. Your fund's independent trustees meet regularly as a group in executive session.

* How large a stake do the Trustees have in the Putnam family of funds?

The Trustees believe each Trustee should have a significant investment in the Putnam funds. The Trustees allocate their investments among the approximately 123 Putnam funds based on their own investment needs. The table below shows the number of shares beneficially owned by each Trustee and the value of each Trustee's holdings in the fund and in all of the Putnam funds as of March 31, 2002.




Trustee shares table
                                              Dollar Amount    Aggregate Dollar
                       Number of shares            Range of     Range of Shares
                        owned in Putnam  Putnam Convertible  Held in all of the
                            Convertible   Opportunities and        Putnam Funds
                      Opportunities and        Income Trust Overseen by Trustee
Name of Trustee            Income Trust        Shares Owned               (123)
--------------------------------------------------------------------------------
Jameson A. Baxter                   475          $1-$10,000       over $100,000
--------------------------------------------------------------------------------
Charles B. Curtis                   100          $1-$10,000       over $100,000
--------------------------------------------------------------------------------
John A. Hill                      1,600     $10,001-$50,000       over $100,000
--------------------------------------------------------------------------------
Ronald J. Jackson                   200          $1-$10,000       over $100,000
--------------------------------------------------------------------------------
Paul L. Joskow                      100          $1-$10,000       over $100,000
--------------------------------------------------------------------------------
Elizabeth T. Kennan                 182          $1-$10,000       over $100,000
--------------------------------------------------------------------------------
John H. Mullin, III                 100          $1-$10,000       over $100,000
--------------------------------------------------------------------------------
Robert E. Patterson                 200          $1-$10,000       over $100,000
--------------------------------------------------------------------------------
W. Thomas Stephens                  100          $1-$10,000       over $100,000
--------------------------------------------------------------------------------
W. Nicholas Thorndike               182          $1-$10,000       over $100,000
--------------------------------------------------------------------------------
Lawrence J. Lasser                  100          $1-$10,000       over $100,000
--------------------------------------------------------------------------------
George Putnam, III               10,500       over $100,000       over $100,000
--------------------------------------------------------------------------------
A.J.C. Smith                        100          $1-$10,000       over $100,000
--------------------------------------------------------------------------------

At March 31, 2002, the Trustees and officers of your fund owned less than 1% of the outstanding shares of such fund on that date.



* What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

* by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

* by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

* by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

* by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

* by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

* by monitoring potential conflicts between the funds and Putnam
Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

* by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

* How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various committees of the board which focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 2001, the average Trustee participated in approximately 46 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises. The number of times each committee met during your fund's last fiscal year is shown in the table below:

Fiscal year ended February 28, 2002
--------------------------------------------------------------
Audit and Pricing Committee*                                 8
--------------------------------------------------------------
Board Policy and Nominating Committee**                      7
--------------------------------------------------------------
Brokerage and Custody Committee                              5
--------------------------------------------------------------
Communication, Service and Marketing Committee               5
--------------------------------------------------------------
Contract Committee                                          11
--------------------------------------------------------------
Distributions Committee                                      3
--------------------------------------------------------------
Executive Committee                                          4
--------------------------------------------------------------
Investment Oversight Committee                               9
--------------------------------------------------------------

 * Effective February 2002, the Pricing Committee's functions were merged into the Audit and Pricing Committee. The number of meetings shown represents the number of meetings held by the Audit Committee during your fund's last fiscal year. The Pricing Committee met 5 times prior to the combination.

** Effective March 2002, the Proxy Committee's functions were merged into the Board Policy and Nominating Committee. The number of meetings shown represents the number of meetings held by the Board Policy and Nominating Committee during your fund's last fiscal year. The Proxy Committee met 4 times prior to the combination.



* What are the trustees paid for their services?

Each Trustee of your fund receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. Each Trustee of the fund receives an annual fee and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the Trustees are Trustees of all the Putnam funds and each receives fees for his or her services.

The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each Trustee by your fund for its most recent fiscal year and the fees paid to each Trustee by all of the Putnam funds during calendar year 2001:




COMPENSATION TABLE
                                                         Estimated
                                          Retirement        annual        Total
                             Aggregate      benefits benefits from compensation
                          compensation       accrued    all Putnam     from all
                              from the    as part of    funds upon       Putnam
Trustees/Year                  fund(1) fund expenses retirement(2)     funds(3)
--------------------------------------------------------------------------------

Jameson A. Baxter/1994(4)         $553          $137      $100,000     $205,750
--------------------------------------------------------------------------------
Charles B. Curtis/2001(8)          223            13       100,000       92,000
--------------------------------------------------------------------------------
Hans H. Estin/1972(5)              307           230       $97,904      109,000
--------------------------------------------------------------------------------
John A. Hill/1985(4)(7)            873           232       200,000      403,500
--------------------------------------------------------------------------------
Ronald J. Jackson/1996(4)          548           130       100,000      205,750
--------------------------------------------------------------------------------
Paul L. Joskow/1997(4)             534           121       100,000      201,250
--------------------------------------------------------------------------------
Elizabeth T. Kennan/1992           537           197       100,000      203,500
--------------------------------------------------------------------------------
Lawrence J. Lasser/1992(6)          --            84        92,500           --
--------------------------------------------------------------------------------
John H. Mullin, III/1997(4)        545           181       100,000      205,500
--------------------------------------------------------------------------------
Robert E. Patterson/1984           545            98       100,000      204,750
--------------------------------------------------------------------------------
George Putnam, III/1984(7)         695            97       125,000      249,750
--------------------------------------------------------------------------------
A.J.C. Smith/1986(6)                --           190        91,833           --
--------------------------------------------------------------------------------
W. Thomas Stephens/1997(4)         530           169       100,000      201,000
--------------------------------------------------------------------------------
W. Nicholas Thorndike/1992         533           274       100,000      202,000
--------------------------------------------------------------------------------

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For
    Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2001.

(3) As of December 31, 2001, there were 123 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation
    Deferral Plan.

(5) Reflects retirement from the Board of Trustees of the Putnam funds on June 30, 2001.

(6) Commencing July 1, 2000, Marsh & McLennan Companies, Inc., compensates Mr. Lasser and Mr. Smith for their services as Trustees. The
    Cestimated annual retirement benefits and related fund expenses shown in this table for Messrs. Lasser and Smith reflect benefits earned under the funds' retirement plan prior to that date.

(7) Includes additional compensation for services commencing July 1, 2000.

(8) Elected by the Board of Trustees as a Trustee effective July 1,
    2001. The fund will begin accruing expenses for Mr. Curtis' retirement benefits in 2002.


Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment.

2. Amending the fund's investment objective and policies to make high current income the primary investment objective and to eliminate the requirement to invest at least 25% but not more than 75% of the fund's assets in convertible securities and at least 25% but not more than 75% of its assets in non-convertible high yield fixed income securities.

The Trustees are recommending an amendment to the fund's investment objective and policies that (i) changes the fund's objective from "capital appreciation and current income" to seeking high current income as a primary objective and capital appreciation as a secondary objective and (ii) eliminates the requirement that the fund invest at least 25% but no more than 75% of its assets in convertible securities and at least 25% but no more than 75% of its assets in high yield non-convertible fixed income securities.

If shareholders approve these changes the Trustees would adopt the following non-fundamental restriction:

"The fund will invest, under normal circumstances, at least 80% of its net assets in fixed income securities (including debt instruments, convertible securities and preferred stock) rated below investment grade (e.g., below BBB/Baa) by at least one nationally recognized rating agency (or nonrated securities Putnam believes are of equivalent credit quality)."

This policy may in the future, be changed by the Trustees without shareholder approval, but shareholders would be notified in writing at least 60 days prior to any such change. The current policy is also non-fundamental and can also be changed without shareholder approval. However, the Trustees decided to seek shareholder approval in light of the nature of the change and the opportunity to present this question to shareholders at a regular annual meeting.

Putnam has proposed the change based on its belief that it would be in shareholders' best interests to further focus the fund's holdings on higher yielding fixed income instruments and to reduce over time the portion of the fund which is invested in smaller and mid capitalization convertible holdings. The fund has historically invested about one-half of its assets in convertible instruments, with an emphasis on smaller capitalization issuers and one-half in non-convertible higher yielding fixed income instruments. The proposed changes are designed to permit Putnam to increase allocations to high yield non convertible securities and to focus any convertible holdings on larger capitalization and "broken" convertibles (those where the equity conversion aspect has relatively little value).

Putnam believes that these changes are likely to increase the fund's investment income and a higher level of dividends subject to general market conditions and trends. In addition, in Putnam's view, the level of investment income and dividends is an important factor in a closed-end fund's trading level and as to whether the fund trades at a discount or premium to net asset value. The fund has traditionally traded at a discount to net asset value. Putnam has found that in recent years that, in general, the convertible sector, especially in the small and mid cap range, has offered fewer opportunities for high income. Increasing the portion of the fund's assets in higher yielding vehicles may help support the trading price of the fund's shares. However, many factors affect the fund's dividend rates and stock price. There can be no assurance that the changes, if approved, will result in any increases in either dividend rate or share price.

The proposed changes will result in the elimination of the requirement to maintain any minimum level of convertible holdings. Under the proposed new policy the fund could still allocate a significant portion of its assets to convertibles when Putnam found that asset class attractive, but it would not be required to do so. From time to time the convertible market may become relatively unattractive as an investment matter. However, the current policy requires the fund to hold a significant position in convertible securities even when they are not viewed as attractive in meeting the fund's objectives. The new policy requiring 80% of the fund to be invested in non-convertible and convertible fixed income securities will provide assurance that the fund is focused on its primary investment objective of high current income.

After carefully considering the recommendations of Putnam Management, your fund's Trustees approved the submission of this proposal to the fund's shareholders and recommend that shareholders vote in favor of the proposed change in investment policy.

If the proposal is approved the name of the fund would be changed to Putnam High Income Opportunities Trust. If the proposal is not approved Putnam will continue to manage the Fund under its current objectives and policy.

Required vote. Approval of Proposal 2 requires the affirmative vote of the majority of the shares voted with respect to Proposal 2 at the meeting. The fund's Trustees unanimously recommend that shareholders vote FOR the proposal.



Further information about voting and the meeting

Quorum and methods of tabulation. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may also arrange to have voting instructions recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders may have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management. The giving of such a proxy will not affect your right to vote in person should you decide to attend the meeting. To vote via the Internet, you will need the control number that appears on your proxy card. To vote, please access the Internet address found on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Your fund's Trustees have adopted a policy of maintaining confidentiality in the voting of proxies. Consistent with that policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its expense D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $2,500 plus reasonable out-of-pocket expenses for mailing and phone costs. The expenses of the preparation of the proxy statements and related materials, including printing and delivery costs, are borne by the fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund,
(ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. It is currently anticipated that your fund's next annual meeting of shareholders will be held in October 2003. Shareholder proposals to be included in the proxy statement for that meeting must be received by your fund before April 17, 2003. Shareholders who wish to make a proposal at the October 2003 annual meeting--other than one that will be included in the fund's proxy materials--should notify the fund no later than July 1, 2003. The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of the fund to serve as Trustees, provided that shareholders submit their recommendations by the above date. If a shareholder who wishes to present a proposal fails to notify the fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the October 2003 annual meeting must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund no earlier than July 13, 2003 and no later than August 12, 2003.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish to you upon request and without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.


Fund information

Putnam Investments. Putnam Investment Management, LLC, the fund's investment manager, is a subsidiary of Putnam Management Trust, which is in turn owned by Putnam LLC. Putnam LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian is also a subsidiary of Putnam LLC. The address of Putnam Investments Trust, Putnam LLC, Putnam Investment Management, LLC and Putnam Fiduciary Trust Company is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

Limitation of Trustee liability. The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent Auditors. KPMG LLP, 99 High Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of your fund for the current fiscal year. The Audit and Pricing Committee of the Board of Trustees unanimously approved the selection of KPMG LLP in July 2000, and the Trustees unanimously approved such selection in July 2000. Among the country's preeminent accounting firms, this firm also serves as the auditor for various other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

PricewaterhouseCoopers LLP, independent accountants, has previously served as the independent auditors of your fund. The change in audit firms reflects the Trustees' decision to continue their policy of having two audit firms serve the Putnam funds. In the past, the two firms were Price Waterhouse LLP and Coopers & Lybrand LLP. These firms merged in July 1998. PricewaterhouseCoopers LLP resigned as independent auditors in July 2000. It has issued no report on the financial statements for either of the past two fiscal years containing an adverse opinion or a disclaimer of opinion, or that was qualified as to uncertainty, audit scope or accounting procedure. There were no disagreements between PricewaterhouseCoopers LLP and your fund on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure.

The following table sets forth the aggregate fees billed for professional services rendered by your fund's principal accountant for the fund's most recent fiscal year:

                                Financial Information           All
               Audit Fees for      Systems Design and         Other
Audit Fees   All Putnam Funds     Implementation Fees          Fees
-------------------------------------------------------------------
$31,700            $1,092,200                      $0        $4,500
-------------------------------------------------------------------

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of your fund's annual financial statements for the most recent fiscal year. The fees disclosed under the caption "Audit Fees for All Putnam Funds" are the aggregate fees billed for professional services rendered for the audits of all Putnam funds for which your fund's independent accountants served as auditors for each such fund's most recent fiscal year ending on or before your fund's most recent fiscal year end. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered for your fund's most recent fiscal year to your fund, to Putnam Management, the fund's investment manager, and to any entity controlling, controlled by or under common control with Putnam Management that provides services to the fund.
The amounts disclosed in "All Other Fees" are entirely related to providing tax compliance assistance for the respective fund.

The Audit and Pricing Committee of the Board of Trustees is responsible for making recommendations to the Trustees as to the selection of your fund's auditors. (Additional information about the Audit and Pricing Committee is included under "Election of Trustees.") The Audit and Pricing Committee has established a policy, in addition to other practices and requirements relating to the selection of the fund's auditors, that all non-audit services proposed to be performed by your fund's principal accountants for the fund, Putnam Management and certain related parties be considered and approved by the Audit and Pricing Committee or by an authorized representative of the committee in advance of the provision of such services. This pre-clearance policy calls for the consideration, among other things, of whether the provision of the proposed services would be compatible with maintaining the independence of your fund's principal accountants. The provision of services covered in the table above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" was approved in accordance with such pre-clearance policy.

The Audit and Pricing Committee of your fund has submitted the following report:

The Audit and Pricing Committee has reviewed and discussed with management of your fund the audited financial statements for the last fiscal year. The Audit and Pricing Committee has discussed with your fund's independent auditors the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Audit and Pricing Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit and Pricing Committee has received the written disclosures and the letter from your fund's independent accountants required by the SEC's Independence Standards (among other things, requiring auditors to make written disclosures to and discuss with the Audit and Pricing Committee various matters relating to the auditor's independence), and has discussed with such accountants the independence of such accountants. Based on the foregoing review and discussions, the Audit and Pricing Committee recommended to the Trustees that the audited financial statements for the last fiscal year be included in your fund's annual report to shareholders for the last fiscal year.

Paul L. Joskow
Elizabeth T. Kennan
W. Nicholas Thorndike
W. Thomas Stephens (Chairman)

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam Investments, LLC, Putnam Management and Putnam Fiduciary Trust Company, Messrs. Putnam, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to George Putnam and Lawrence
J. Lasser, the other officers of your fund are as follows:



                                         Year first
Name (date of birth)                     elected       Five year
Office with the fund                     to office     business history
--------------------------------------------------------------------------------

Charles E. Porter (7/26/38)              1989          Managing Director,
Executive Vice President,                              Putnam Investments
Treasurer & Principal Financial Officer                and Putnam Management
--------------------------------------------------------------------------------
Patricia C. Flaherty (12/1/46)           1993          Senior Vice President,
Senior Vice President                                  Putnam Investments
                                                       and Putnam Management
--------------------------------------------------------------------------------
Michael T. Healy (1/24/58)               2000          Managing Director,
Assistant Treasurer                                    Putnam Investor Services
Principal Accounting Officer                           and Putnam Investments
--------------------------------------------------------------------------------
Gordon H. Silver (7/3/47)                1990          Senior Managing Director,
Vice President                                         Putnam Investments
                                                       and Putnam Management
--------------------------------------------------------------------------------
Ian Ferguson (7/3/57)                    1997          Senior Managing Director,
Vice President                                         Putnam Investments
                                                       and Putnam Management
--------------------------------------------------------------------------------
Deborah F. Kuenstner (7/9/58)            2002          Managing Director,
Vice President                                         Putnam Management
--------------------------------------------------------------------------------
Richard G. Leibovitch (10/31/63)         2002          Managing Director,
Vice President                                         Putnam Investments and
                                                       Putnam Management.
                                                       Prior to February 1999,
                                                       Managing Director at
                                                       J.P. Morgan
--------------------------------------------------------------------------------
Brett C. Browchuk (2/27/63)              1994          Managing Director,
Vice President                                         Putnam Investments and
                                                       Putnam Management
--------------------------------------------------------------------------------
Richard A. Monaghan* (8/25/54)           1998          Managing Director,
Vice President                                         Putnam Investments,
                                                       Putnam Management and
                                                       Putnam Retail
                                                       Management
--------------------------------------------------------------------------------
John R. Verani (6/11/39)                 1988          Senior Vice President,
Vice President                                         Putnam Investments
                                                       and Putnam Management
--------------------------------------------------------------------------------

* President of Putnam Retail Management




Assets and Shares Outstanding of Your Fund as of March 31, 2002

Net assets:                            $67,389,426
--------------------------------------------------
Common shares:                    3,712,567 shares
--------------------------------------------------
5% beneficial ownership:                      None
--------------------------------------------------


[SCALE LOGO OMITTED]

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-255-1581                82924 6/02



PUTNAM INVESTMENTS            [SCALE LOGO OMITTED]

                              P.O. Box 9131
                              Hingham, MA 02043-9131

FOR YOUR CONVENIENCE YOU MAY RECORD YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY RETURNING THIS PROXY CARD BY MAIL


Your vote is very important. If you choose to record your voting instructions via the Internet, visit the website at https://xxxxxxxxxxx Please refer to the instructions below.

To record your voting instructions on the Internet

1. Read the proxy statement.

2. Go to https://xxxxxxxxxxx.

3. Enter the 14-digit control number printed on your proxy card.

4. Follow the instructions on the site.

If you submit your voting instructions on the Internet, do not return your proxy card.

                       This is your PROXY CARD.

To vote by mail, please record your voting instructions on this proxy card, sign it below, and return it promptly in the envelope provided. Your vote is important.


             PLEASE FOLD AT PERFORATION BEFORE DETACHING


Proxy for a meeting of shareholders to be held on August 15, 2002, for Putnam Convertible Opportunities and Income Trust.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints John A. Hill, W. Nicholas Thorndike, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated below, at the meeting of shareholders of Putnam Convertible Opportunities and Income Trust on August 15, 2002, at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


             PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-------------------------------------------------
Shareholder sign here         Date

-------------------------------------------------
Co-owner sign here            Date


HAS YOUR ADDRESS CHANGED?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed proxy in the enclosed envelope.

Name
-----------------------------------------------------------
Street
-----------------------------------------------------------
City                    State                       Zip
-----------------------------------------------------------
Telephone
-----------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------

-----------------------------------------------------------


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card or by recording your voting instructions via the Internet as soon as possible. A postage-paid envelope is enclosed for your convenience.


THANK YOU!

            PLEASE FOLD AT PERFORATION BEFORE DETACHING

If you complete and sign the proxy, we'll vote it exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on a proposal, the Proxies will vote FOR each Proposal.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR CLASS A TRUSTEES:


Please vote by filling in the appropriate boxes below.

1. Proposal to fix the number of Trustees and elect Class A Trustees.

The nominees for Trustees are: J.A. Baxter, C.B. Curtis, P.L. Joskow, and L.J. Lasser.

         FOR                     WITHHOLD
  fixing the number         authority to vote
   of Trustees as            for all nominees
    proposed and
  electing all the
  nominees (except
  as marked to the
  contrary below)

   FOR                      AGAINST                    ABSTAIN

   [ ]                        [ ]                        [ ]

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) below:


THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 2:

2. Proposal amending the fund's investment objective and policies to change its investment objective to a primary objective of high current income with a secondary objective of capital appreciation and to eliminate the requirement that the fund invest at least 25% but not more than 75% of its assets in each of the convertible and non-convertible fixed income sectors.

-------------------------------------------

Note:  If you have questions on the proposals, please call
1-800-225-1581.